UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08747

Dividend and Income Fund
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY 10005
(Address of principal executive offices) (Zipcode)

John F. Ramírez, Esq.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-785-0900

Date of fiscal year end: 12/31

Date of reporting period: 1/1/13 – 6/30/13

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSRS and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Stockholders.

DIVIDEND AND INCOME FUND

Semi-Annual Report

2013

JUNE 30

11 Hanover Square • New York, NY 10005

WWW.DIVIDENDANDINCOMEFUND.COM

PORTFOLIO ANALYSIS
June 30, 2013

Holdings by Security Type
June 30, 2013*

*	Based on approximate percentages of net assets and may not add up to 100% due to leverage or other assets, rounding, and other factors. Allocations of less than 1% in aggregate are not shown.

June 30, 2013
TOP TEN
INDUSTRIES OF EQUITIES
1	Pharmaceutical Preparations
2	Semiconductors & Related Devices
3	Real Estate Investment Trust
4	Electronic & Other Electrical Equipment
5	Surgical & Medical Instruments & Apparatus
6	Telephone Communications
7	National Commercial Banks
8	Natural Gas Transmission
9	Electric Services
10	Petroleum Refining

June 30, 2013
TOP TEN
INDUSTRIES OF CORPORATE BONDS & NOTES
1	Natural Gas Transmission
2	Converted Paper & Paperboard Products
3	Electric Services
4	Services - Miscellaneous Amusement & Recreation
5	Personal Credit Institutions
6	Ice Cream & Frozen Desserts
7	Fats & Oils
8	Miscellaneous Business Credit Institution
9	Services - Equipment Rental & Leasing
10	Cable & Other Pay Television Services

Holdings are subject to change. The above portfolio information should not be considered as a recommendation to purchase or sell a particular security and there is no assurance that any securities will remain in or out of the Fund.

TO OUR SHAREHOLDERS
June 30, 2013

Dear Fellow Shareholders:

It is a pleasure to submit this 2013 Semi-Annual Report for Dividend and Income Fund and to welcome our new shareholders who find the Fund’s investing approach attractive. The Fund seeks to achieve its primary investment objective of high current income and secondary objective of capital appreciation by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities, including dividend paying common stocks, convertible securities, preferred stocks, securities of registered investment companies, exchange traded funds organized as investment companies or otherwise, real estate investment trusts, depositary receipts, and other equity related securities. Of course, there can be no assurance that the Fund will achieve its objectives.

Economic and Market Report

The Federal Open Market Committee (FOMC) of the Federal Reserve Bank (the “Fed”) issued a statement recently that economic activity in the United States has been expanding at a moderate pace. According to the FOMC, improvement has appeared in labor market conditions, household and business spending, and the housing sector. Yet, the FOMC also perceives the unemployment rate as elevated and fiscal policy as restraining economic growth. Positive for the U.S. economy would be the change in real GDP now projected by the Fed’s board members and bank presidents in the 3.0-3.5% range for 2014, in contrast to the 2.3-2.6% range for 2013. Meanwhile, the global economy continues to disappoint and the World Bank recently reduced its global growth forecast to 2.2% for 2013, down from its prior forecast of 2.4%. The recession in Europe has been particularly challenging and the European Central Bank recently forecasted that the eurozone economy will contract by 0.6% in 2013.

In what would appear to be beneficial for financial markets, however, the Fed has indicated that it will keep the funds rate between 0 and 0.25% “at least as long” as the unemployment rate is above 6.5% and inflation one to two years out is projected to remain below 2.5%. Interestingly, the FOMC anticipates that inflation over the medium term likely will run at or below 2%. Financial markets seemed to falter, however, when the FOMC recently qualified its decision to purchase additional agency mortgage-backed securities at a pace of $40 billion per month and longer term Treasury securities at a pace of $45 billion per month.

We continue to anticipate rising investor sentiment due to potential improvement in broad global economic data. We expect that ongoing eurozone financial stress and economic weakness in China and India may be somewhat offset by U.S. strength. Overall equity valuations and dividend yields are still generous and, while less compelling than at the beginning of 2013, higher quality equities appear to offer good value. Current market complacency, however, could exaggerate the downward reaction to a negative market shock from disappointing economic or financial news – such as a European sovereign default.

Investment Strategy and Returns

In view of these economic cross-currents, the Fund’s strategy in the first half of 2013 was to emphasize large, quality companies across a broad array of industries. At June 30, 2013, the Fund’s portfolio included 120 securities, with the top ten amounting to approximately 19% of total assets. At that time, the Fund’s investments totaled approximately $118 million, reflecting the use of about $12 million of leverage on net assets of nearly $106 million. Income generating equity and other assets comprised almost 97% of the investment portfolio, with the balance represented by fixed income securities. As the Fund pursues its primary investment of seeking high current income, with capital appreciation as a secondary objective, these holdings and allocations are subject to change at any time.

In the first six months of 2013, the Fund’s net asset value return was 18.23%, including the reinvestment of dividends, and its market return, also including the reinvestment of dividends, was 24.49%. Generally, the Fund’s total return on a market value basis will be higher than total return on a net asset value basis in periods where there is a decrease in the discount or a increase in the premium of the market value to the net asset value from the beginning to the end of such periods. For comparison, in the same period, the S&P 500 Index total return was 13.82% and the BofA Merrill Lynch US High Yield Master II Total Return Index returned 1.46%, according to Morningstar. The indexes are unmanaged and do not reflect fees and expenses, nor are they available for direct investment.

Quarterly Dividends

On June 3, 2013, the Fund declared its second quarterly dividend for the year of $0.408 per share. The quarterly dividend distribution reflects the current managed distribution policy to provide shareholders with a relatively stable cash flow and to attempt to reduce or eliminate the Fund’s market price discount to its net asset value per share. The policy may be changed or discontinued without notice. The distributions are paid primarily from ordinary income and any net capital gains, with the balance representing return of capital. As of June 3, 2013 and based on the Fund’s results and estimates for the quarter, the distribution included approximately 35%, 0%, and 65% from net investment income, capital gains, and return of capital, respectively.

June 30, 2013

The Fund’s distributions are not tied to its investment income and realized capital gains and do not represent yield or investment return. The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations. In early 2014, the Fund intends to send a Form 1099-DIV for the calendar year concerning the tax treatment of the dividend distributions that were paid to shareholders of record during the 12 months ended December 31, 2013.

Changes to Anti-Takeover Provisions in the Governing Documents

In June 2013, the Board of Trustees adopted several amendments to the Fund’s governing documents that would delay or prevent a change of control of the Fund that have not been approved by shareholders.  These amendments, summarized in greater detail in the Policies and Updates section of this report, generally provide that: (A) a shareholder does not have the right to bring or maintain any action, proceeding, claim, or suit on behalf of the Fund except under certain circumstances; (B) any disputes, as defined, against the Fund or certain other parties shall in some circumstance be resolved through arbitration; and (C) the Fund will be indemnified for its expenses, etc. by a shareholder breaching any provision of the Fund’s governing documents or for any action against the Fund brought or caused by the shareholder in which such shareholder is not the prevailing party.

Fund Website and Dividend Reinvestment Plan

The Fund’s website, www.DividendandIncome Fund.com, provides investors with investment information, news, and other material regarding the Fund. The website also has links to the most recent S&P Stock Report on the Fund and to performance and daily net asset value reporting. You are invited to use this excellent resource to learn more about the Fund. For those shareholders currently receiving the Fund’s quarterly dividends in cash but are interested in adding to their account through the Fund’s Dividend Reinvestment Plan, we encourage you to review the Plan set forth later in this document and contact the Transfer Agent, who will be pleased to assist you with no obligation on your part.

Potential Rights Offering

On July 3, 2013, the Fund announced that it had filed a preliminary registration statement with the U.S. Securities and Exchange Commission for a potential non-transferable rights offering by the Fund to its shareholders. Under the proposed rights offering, each shareholder of record would receive one right for each share held on the record date. At least three rights will be required to acquire one additional share of the Fund. The subscription price is expected to be below both the market price and net asset value on the pricing date for the rights offering. Shareholders of record on the record date for the rights offering are expected to be entitled to oversubscribe, subject to certain limitations and subject to allotment, for additional shares pursuant to an over-subscription privilege. Other aspects of the rights offering, including the offering period, expiration date, subscription price, and record date, have yet to be determined. The Fund reserves the right to delay or cancel the rights offering. The offer and sale of any securities will be made only by means of a prospectus and only after the registration statement filed with the U.S. Securities and Exchange Commission has been declared effective. The announcement and this mention are neither an offer to sell these securities nor soliciting an offer to buy these securities in any state where the offer or sale is not permitted, and both are incomplete and subject to change.

Long Term Strategies

Our view of the markets suggests that the Fund may benefit over the long term from a disciplined portfolio selection strategy, employing leverage and other investment techniques as deemed appropriate, in seeking to provide shareholders with high current income, and secondarily, capital appreciation. We thank you for investing in the Fund and share your enthusiasm for its potential, as evidenced by the fact that affiliates of the Fund’s investment manager own approximately 7% of the Fund’s shares, pursuant to the Fund’s governing documents that permit ownership of more than 4.99% of the Fund’s outstanding shares with the prior approval of the Fund’s Board of Trustees. We look forward to serving your investment needs over the years ahead.

Sincerely,

Thomas B. Winmill

Chairman, Investment Policy Committee

SCHEDULE OF PORTFOLIO INVESTMENTS	June 30, 2013 (Unaudited)
Financial Statements

	Common Stocks (96.83%) (a)
Shares		Cost	Value

	Aircraft Engines & Engine Parts (0.88%)
10,000	United Technologies Corp.	$727,426	$929,400

	Beverages (1.91%)
30,000	Coca-Cola Company *	835,674	1,203,300
10,000	PepsiCo, Inc.	529,400	817,900
		1,365,074	2,021,200
	Biological Products (1.13%)
12,100	Amgen Inc.	783,805	1,193,786

	Cable & Other Pay Television Services (1.17%)
21,400	Time Warner Inc.	781,678	1,237,348

	Cigarettes (1.81%)
30,000	Altria Group, Inc.	634,550	1,049,700
10,000	Philip Morris International, Inc.	485,376	866,200
		1,119,926	1,915,900
	Computer & Office Equipment (0.36%)
2,000	International Business Machines Corporation	258,964	382,220

	Computer Communications Equipment (0.95%)
41,300	Cisco Systems, Inc.	783,771	1,004,003

	Construction, Mining & Materials Handling Machinery & Equipment (1.00%)
13,500	Dover Corp.	781,673	1,048,410

	Converted Paper & Paperboard Products (1.15%)
12,500	Kimberly-Clark Corp.	890,751	1,214,250

	Crude Petroleum & Natural Gas (0.70%)
8,160	Occidental Petroleum Corporation	527,752	728,117

	Deep Sea Foreign Transportation of Freight (0.98%)
50,000	Seaspan Corp.	347,030	1,037,500

	Dolls & Stuffed Toys (1.07%)
25,000	Mattel, Inc.	610,742	1,132,750

	Electric Services (2.64%)
11,000	Entergy Corp.	693,431	766,480
18,600	First Energy Corp.	785,714	694,524
30,000	Southern Company	1,094,052	1,323,900
		2,573,197	2,784,904
	Electromedical & Electrotherapeutic Apparatus (0.99%)
20,200	Medtronic, Inc.
		788,000	1,039,694
	Electronic & Other Electrical Equipment (4.56%)
20,000	Emerson Electric Company	747,590	1,090,800
111,900	General Electric Company (b)	1,949,675	2,594,961
41,400	Koninklijke Philips Electronics N.V.	783,100	1,125,666
		3,480,365	4,811,427
	Electronic & Other Services Combined (1.32%)
17,000	Exelon Corp.	715,134	524,960
19,100	PG&E Corp.	784,489	873,443
		1,499,623	1,398,403

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS	June 30, 2013 (Unaudited)
Financial Statements

	Common Stocks (continued)
Shares		Cost	Value

	Fire, Marine & Casualty Insurance (1.70%)
20,000	Ace Ltd.	$829,324	$1,789,600

	Food & Kindred Products (2.50%)
25,000	Campbell Soup Co.	783,645	1,119,750
22,000	Kraft Foods Group, Inc.*	964,842	1,229,140
10,000	Mondelez International, Inc.	168,344	285,300
		1,916,831	2,634,190
	Grain Mill Products (1.15%)
25,000	General Mills, Inc.*	1,062,157	1,213,250

	Investment Advice (0.60%)
20,000	Invesco Ltd.	437,950	636,000

	Life Insurance (1.73%)
40,000	MetLife, Inc. (b)	699,693	1,830,400

	Malt Beverages (0.73%)
16,000	Molson Coors Brewing Company	707,427	765,760

	Measuring & Controlling Devices (0.84%)
10,700	Rockwell Automation, Inc.	780,522	889,598

	Miscellaneous Fabricated Metal Products (0.91%)
10,100	Parker-Hannifin Corp.	787,011	963,540

	Motor Vehicle Parts & Accessories (1.88%)
25,000	Honeywell International, Inc.	889,529	1,983,500

	Motor Vehicles & Passenger Car Bodies (1.00%)
19,600	PACCAR Inc.	788,028	1,051,736

	National Commercial Banks (3.94%)
36,800	JPMorgan Chase & Co.	774,303	1,942,672
27,000	U.S. Bancorp *	880,419	976,050
30,000	Wells Fargo & Company *	1,044,225	1,238,100
		2,698,947	4,156,822
	Natural Gas Transmission (0.90%)
25,000	Kinder Morgan, Inc.*	924,542	953,750

	Natural Gas Transmission & Distribution (0.98%)
30,000	Spectra Energy Corp.*	825,096	1,033,800

	Paints, Varnishes, Lacquers, Enamels & Allied Products (1.18%)
8,501	PPG Industries, Inc.*	537,142	1,244,631

	Petroleum Refining (2.60%)
7,200	Chevron Corp.	782,448	852,048
11,000	ConocoPhillips	557,868	665,500
10,000	Exxon Mobil Corp.	738,274	903,500
5,500	Phillips 66	173,935	324,005
		2,252,525	2,745,053

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS	June 30, 2013 (Unaudited)
Financial Statements

	Common Stocks (continued)
Shares		Cost	Value

	Pharmaceutical Preparations (10.57%)
30,000	Abbott Laboratories	$728,258	$1,046,400
30,000	AbbVie Inc.*	793,789	1,240,200
55,000	Bristol-Myers Squibb Company	1,241,872	2,457,950
23,100	Johnson & Johnson (b)	1,492,730	1,983,366
40,300	Merck & Co., Inc. (b)	1,463,305	1,871,935
37,924	Pfizer Inc.	750,477	1,062,251
21,900	Sanofi	787,206	1,128,069
11,952	Zoetis Inc.*	238,972	369,197
		7,496,609	11,159,368
	Plastic Materials, Resins & Nonvulcanelastomers (1.60%)
20,000	E.I. du Pont de Nemours and Company	751,716	1,050,000
20,000	Dow Chemical Company	580,754	643,400
		1,332,470	1,693,400
	Radio & TV Broadcasting & Communications Equipment (0.58%)
10,000	QUALCOMM, Inc.	383,189	610,800

	Radio Telephone Communications (0.54%)
20,000	Vodafone Group PLC ADR	453,234	574,800

	Railroads, Line-Haul Operating (1.78%)
34,100	CSX Corp.	785,517	790,779
15,000	Norfolk Southern Corp.*	1,042,125	1,089,750
		1,827,642	1,880,529
	Real Estate Investment Trusts (5.08%)
10,600	AvalonBay Communities, Inc.*	1,418,947	1,430,046
22,650	Mid-America Apartment Communities, Inc.*	1,420,551	1,534,991
200,000	Newcastle Investment Corp.*	681,224	1,046,000
200,000	New Residential Investment Corp.*	771,976	1,348,000
		4,292,698	5,359,037
	Refuse Systems (0.57%)
15,000	Waste Management, Inc.	532,822	604,950

	Retail - Eating Places (0.84%)
9,000	McDonaldʼs Corp.	888,124	891,000

	Retail - Grocery Stores (1.06%)
32,300	The Kroger Co. (b)	782,471	1,115,642

	Retail - Miscellaneous Shopping Goods Stores (0.80%)
53,200	Staples, Inc.	783,945	843,752

	Retail - Variety Stores (1.04%)
16,000	Target Corp.	660,150	1,101,760

	Retail - Womenʼs Clothing Stores (2.52%)
54,000	L Brands, Inc. (b)	475,950	2,659,500

	Savings Institution, Federally Chartered (0.85%)
60,000	Peopleʼs United Financial, Inc.	826,108	894,000

	Security & Commodity Brokers, Dealers, Exchanges & Services (0.59%)
15,000	NYSE Euronext	372,671	621,000

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS	June 30, 2013 (Unaudited)
Financial Statements

	Common Stocks (concluded)
Shares		Cost	Value

	Semiconductors & Related Devices (6.05%)
23,000	Analog Devices, Inc.	$726,743	$1,036,380
120,000	Intel Corp.*	2,608,156	2,906,400
35,000	Microchip Technology, Inc.	998,143	1,303,750
127,300	STMicroelectronics N.V.	786,574	1,144,427
		5,119,616	6,390,957
	Services - Business Services (1.92%)
40,000	Lender Processing Services, Inc.	733,684	1,294,000
42,900	The Western Union Company	785,465	734,019
		1,519,149	2,028,019
	Services - Engineering, Accounting, Research, Management (0.35%)
10,000	Paychex, Inc. (c)	309,491	365,200

	Services - Miscellaneous Repair Services (0.09%)
756	Aquilex Holdings LLC Units * (c) (d)	496,372	95,518

	Services - Prepackaged Software (0.98%)
30,000	Microsoft Corp. (b)	900,672	1,035,900

	Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics (0.87%)
12,000	The Procter & Gamble Company	739,290	923,880

	Specialty Cleaning, Polishing and Sanitation Preparations (0.92%)
11,700	Clorox Co.	788,186	972,738

	Surety Insurance (1.22%)
100,000	Old Republic International Corp.*	1,167,370	1,287,000

	Surgical & Medical Instruments & Apparatus (4.10%)
20,000	3M Company	1,133,436	2,187,000
15,700	Baxter International Inc.	785,058	1,087,539
10,700	Becton, Dickinson and Company	782,308	1,057,481
		2,700,802	4,332,020
	Telephone Communications (4.01%)
45,000	AT&T, Inc. (b)	1,672,513	1,593,000
25,000	Centurylink, Inc.*	1,009,687	883,750
35,000	Verizon Communications, Inc.	1,206,032	1,761,900
		3,888,232	4,238,650
	Trucking & Courier Services (No Air) (0.98%)
12,000	United Parcel Service, Inc.*	909,767	1,037,760

	Water Transportation (0.77%)
23,800	Carnival Corp.	785,476	816,102

	Wholesale - Groceries & Related Products (0.89%)
27,500	Sysco Corp.*	877,382	939,400

	Total common stocks	74,766,389	102,243,624

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS	June 30, 2013 (Unaudited)
Financial Statements

	Corporate Bonds and Notes (11.42%) (a)
Principal Amount		Cost	Value

	Auto/Truck Parts & Equipment - Orig (0.06%)
$55,000	Tower Automotive Holdings USA LLC, 10.625%, 9/1/17 (e)	$57,945	$58,575

	Cable & Other Pay Television Services (0.50%)
500,000	CCO Holdings LLC, 7.00%, 1/15/19	499,701	532,500

	Cogeneration Services & Small Power Producers (0.45%)
450,000	Covanta Holding Corp., 7.25%, 12/1/20	456,637	474,114

	Converted Paper & Paperboard Products (1.00%)
1,000,000	Appleton Papers, Inc., 10.50%, 6/15/15 (e)	998,053	1,055,000

	Electric Services (0.91%)
650,000	Edison Mission Energy, 7.00%, 5/15/17	650,694	368,062
568,139	Elwood Energy LLC, 8.159%, 7/5/26	598,899	595,126
		1,249,593	963,188
	Fats & Oils (0.53%)
500,000	Darling International Inc., 8.50%, 12/15/18 (b)	516,517	555,625

	Hospital & Medical Service Plans (0.25%)
250,000	Health Net, Inc., 6.375%, 6/1/17	239,385	260,937

	Ice Cream & Frozen Desserts (0.54%)
500,000	Dean Foods Company, 9.75%, 12/15/18	504,420	567,500

	Miscellaneous Business Credit Institution (0.53%)
500,000	PHH Corp., 9.25%, 3/1/16	504,032	558,750

	Miscellaneous Electrical Machinery, Equipment & Supplies (0.25%)
240,000	Spectrum Brands Holdings, Inc., 9.50%, 6/15/18	244,009	264,000

	Natural Gas Transmission (1.35%)
500,000	Energy Transfer Equity LP, 7.50%, 10/15/20	511,988	548,750
500,000	Niska Gas Storage US LLC, 8.875%, 3/15/18	508,156	521,250
350,000	Southern Star Central Corp., 6.75%, 3/1/16	334,080	352,625
		1,354,224	1,422,625
	Oil & Gas Field Exploration Services (0.48%)
500,000	CGG-Veritas, 7.75%, 5/15/17	508,039	510,000

	Papers & Allied Products (0.50%)
500,000	Cascades, Inc., 7.75%, 12/15/17	493,329	522,500

	Personal Credit Institutions (0.74%)
740,000	Credit Acceptance Corp., 9.125%, 2/1/17	753,199	786,250

	Racetracks (0.36%)
360,000	Yonkers Racing Corp., 11.375%, 7/15/16 (e)	359,131	382,050

	Security Brokers, Dealers & Flotation Companies (0.19%)
750,000	Penson Worldwide, Inc., 12.50%, 5/15/17 (c)	756,569	198,750

	Services - Equipment Rental & Leasing (0.52%)
500,000	Aircastle Ltd., 9.75%, 8/1/18	502,451	550,000

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS	June 30, 2013 (Unaudited)
Financial Statements

	Corporate Bonds and Notes (concluded)
Principal Amount		Cost	Value

	Services - Miscellaneous Amusement & Recreation (0.78%)
$750,000	Cedar Fair LP, 9.125%, 8/1/18	$752,990	$821,250

	Services - Prepackaged Software (0.41%)
400,000	Scientific Games International, Inc., 9.25%, 6/15/19	424,747	435,000

	Special Industry Machinery (0.50%)
500,000	Novelis, Inc., 8.375%, 12/15/17	504,513	532,500

	Wholesale - Electronic Parts & Equipment (0.29%)
300,000	Brightstar Corp., 9.50%, 12/1/16 (e)	300,000	310,500

	Wholesale - Petroleum & Petroleum Products (0.28%)

275,000	Crosstex Energy LP, 8.875%, 2/15/18	275,429	292,875

	Total corporate bonds and notes	12,254,913	12,054,489
Shares
	MASTER LIMITED PARTNERSHIPS (3.04%) (a)
	Natural Gas Transmission (3.04%)
39,000	Energy Transfer Partners, L.P. (b)	1,979,798	1,971,060
20,000	Enterprise Products Partners LP	374,214	1,243,000
		2,354,012	3,214,060
	PREFERRED STOCK (0%)
	Financial (0%)
80,000	Solar Cayman Ltd. (a) (d) (c)	568,802	0

	MONEY MARKET FUND (0.06%)
59,792	SSgA Money Market Fund, 7 day annualized yield 0.01%	59,792	59,792

	Total investments (111.35%)	$90,003,908	117,571,965

	Liabilities in excess of other assets (-11.35%)		(11,981,150)

	Net assets (100.00%)		$105,590,815

(a)
All or a portion of these securities have been segregated as collateral pursuant to the bank credit facility, except for, those denoted by a * symbol. As of June 30, 2013, the value of securities pledged as collateral was $95,723,382.

(b)	All or portion of these securities are on loan pursuant to the Fundʼs Lending Agreement in the aggregate amount of $11,439,130.
(c)	Non-income producing.
(d)	Illiquid and/or restricted security that has been fair valued.
(e)
These securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR American Depositary Receipt
LLC Limited Liability Company
LP Limited Partnership
PLC Public Limited Company

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES	(Unaudited)
Financial Statements

June 30, 2013
Assets
Investments, at value (cost $90,003,908)	$117,571,965
Receivables:
Dividends	222,453
Interest	219,431
Other assets	93,431

Total assets	118,107,280

Liabilities
Bank credit facility borrowing	12,248,564
Payables:
Accrued expenses	147,156
Investment management	96,659
Administrative services	24,086
Total liabilities	12,516,465

Net Assets	$105,590,815

Net Asset Value Per Share
(applicable to 6,062,197 shares issued and outstanding)	$17.42

Net Assets Consist of
Paid in capital	$151,468,244
Accumulated net investment loss	(495,927)
Accumulated net realized loss on investments and options written	(72,949,559)
Net unrealized appreciation on investments	27,568,057
$105,590,815

See notes to financial statements.

STATEMENT OF OPERATIONS	(Unaudited)
Financial Statements

Six Months Ended
June 30, 2013
Investment Income
Dividends	$1,956,331
Interest	588,269
Securities lending income	1,488
Foreign tax withholding	(17,558)

Total investment income	2,528,530

Expenses
Investment management	588,934
Interest on bank credit facility	119,367
Administrative services	80,735
Legal	77,400
Shareholder communications	52,349
Bookkeeping and pricing	36,730
Exchange listing and registration	31,610
Trustees	23,590
Auditing	18,100
Custodian	18,065
Insurance	15,385
Other	7,239

Total expenses	1,069,504
Expense reduction	(240)

Net expenses	1,069,264

Net investment income	1,459,266

Realized and Unrealized Gain (Loss)
Net realized gain on investments	1,850,543
Net unrealized appreciation on investments	13,105,157

Net realized and unrealized gain	14,955,700

Net increase in net assets resulting from operations	$16,414,966

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS	(Unaudited)
Financial Statements

	Six Months Ended	Year Ended
	June 30, 2013	December 31, 2012
Operations
Net investment income	$1,459,266	$3,391,509
Net realized gain (loss) on investments and options written	1,850,543	(1,833,050)
Unrealized appreciation (depreciation) on investments and options written	13,105,157	8,526,210

Net increase in net assets resulting from operations	16,414,966	10,084,669

Distributions to Shareholders
Net investment income	(1,459,266)	(3,387,691)
Tax return of capital	(3,480,820)	(6,451,785)

Total distributions	(4,940,086)	(9,839,476)

Capital Share Transactions
Reinvestment of distributions to shareholders	165,244	598,542
Offering costs of rights offering charged to paid in capital	-	(16,229)

Increase in net assets from capital share transactions	165,244	582,313

Total change in net assets	11,640,124	827,506

Net Assets
Beginning of period	93,950,691	93,123,185

End of period	$105,590,815	$93,950,691

End of period net assets include undistributed net investment loss	$(495,927)	$(11,894)

See notes to financial statements.

STATEMENT OF CASH FLOWS	(Unaudited)
Financial Statements

Six Months Ended
June 30, 2013
Cash Flows From Operating Activities
Net increase in net assets resulting from operations	$16,414,966
Adjustments to reconcile increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Unrealized appreciation of investments	(13,105,158)
Net realized gain on sales of investments	(1,850,543)
Purchase of long term investments	(13,270,461)
Proceeds from sales of long term investments	25,642,084
Net purchases of short term investments	(49,881)
Amortization of premium net of accretion of discount of investments	6,240
Decrease in interest receivable	270,824
Increase in dividends receivable	(50,912)
Increase in other assets	(69,624)
Increase in accrued expenses	(75,040)
Increase in investment management fee payable	3,903
Increase in administrative services payable	7,934

Net cash provided by operating activities	13,874,332

Cash Flows from Financing Activities
Bank credit facility repayment	(9,099,490)
Cash distributions paid	(4,774,842)

Net cash used in financing activities	(13,874,332)

Net change in cash	-

Cash
Beginning of period	-

End of period	$-

Supplemental disclosure of cash flow information:
Cash paid for interest on bank credit facility	$119,068
Non-cash financing activities not included herein consisted of: Reinvestment of dividend distributions	$165,244

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS	June 30, 2013 (Unaudited)
Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES Dividend and Income Fund (the “Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), is a closed end management investment company whose shares are listed on the New York Stock Exchange under the ticker symbol DNI. The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund retains Bexil Advisers LLC as its Investment Manager.

Pursuant to approval by shareholders at the Fund’s 2012 Annual Meeting on May 14, 2012, the Fund reorganized from a Maryland corporation called Dividend and Income Fund, Inc. into a Delaware statutory trust called Dividend and Income Fund (the “Reorganization”). As a result of the Reorganization, shareholders of the Maryland corporation acquired shares of the Delaware statutory trust equal in number and in value to the shares of the Maryland corporation they held immediately prior to the Reorganization. The Fund did not issue certificates representing the shares of the Delaware statutory trust issued in the Reorganization. References to the “Fund” in this report refer to the Maryland corporation prior to the Reorganization and the Delaware statutory trust afterwards.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Certain of the securities in which the Fund may invest are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Bonds may be valued according to prices quoted by a bond dealer that offers pricing services. Open end investment companies are valued at their net asset value. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures established by the Fund’s Board of Trustees, called fair value pricing. Due to the inherent uncertainty of valuation, these values may differ from the value that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or next trades.

Investments in Other Investment Companies – The Fund may invest in shares of other investment companies (the “Acquired Funds”) in accordance with the Act and related rules. Shareholders in the Fund bear the pro rata portion of the fees and expenses of the Acquired Funds in addition to the Fund’s expenses. Expenses incurred by the Fund that are disclosed in the Statement of Operations do not include fees and expenses incurred by the Acquired Funds. The fees and expenses of the Acquired Funds are reflected in the Fund’s total returns.

Option Transactions – The Fund may write (i.e. sell) covered call options on securities or on indexes. The Fund writes covered call options to attempt to enhance returns through price changes of the option, increase income, hedge to reduce overall portfolio risk, and hedge to reduce individual security risk. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the option. Writing option contracts results in off-balance sheet risk as the Fund’s ultimate obligation to satisfy terms of the contract may exceed the amount recognized in the Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS	(Unaudited) continued
Financial Statements

Investments in Real Estate Investment Trusts (“REITs”) – Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Interest income is recorded on the accrual basis. Amortization of premium and accretion of discount on corporate bonds and notes are included in interest income. Dividend income is recorded on the ex-dividend date.

Expenses – Expenses deemed by the Investment Manager to have been incurred solely by the Fund are charged to the Fund. Expenses deemed by the Investment Manager to have been incurred jointly by the Fund and one or more of the investment companies for which the Investment Manager or its affiliates serve as investment manager, an internally managed investment company with substantially similar officers and directors, and other entities are allocated on the basis of relative net assets, except where a more appropriate allocation can be made fairly in the judgment of the Investment Manager.

Expense Reduction Arrangement – Through arrangements with the Fund’s custodian and cash management bank, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. No credits were realized by the Fund during the periods covered by this report. The Fund is reimbursed by its securities lending provider for certain custody transactions costs associated with securities lending. These reimbursements are included in expense reductions in the Statement of Operations.

Distributions to Shareholders – Distributions to shareholders are determined in accordance with income tax regulations and are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because the Fund’s current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code (the “IRC”) and to distribute to its shareholders substantially all of its taxable income and net realized gains. Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2010-2012) or expected to be taken in the Fund’s 2013 tax returns.

2.  FEES AND TRANSACTIONS WITH RELATED PARTIES The Fund has retained the Investment Manager pursuant to an investment management agreement. Under the terms of the investment management agreement, the Investment Manager receives a fee payable monthly for investment advisory services at an annual rate of 0.95% of the Fund’s Managed Assets. “Managed Assets” means the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt, and the aggregate liquidation preference of any outstanding preferred stock.

Pursuant to the investment management agreement, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the six months ended June 30, 2013, the Fund incurred total administrative costs of $80,735, comprised of $52,525 and $28,210 for compliance and accounting services, respectively.

Certain officers and trustees of the Fund are officers and managers of the Investment Manager. As of June 30, 2013, affiliates of the Investment Manager owned approximately 7% of the Fund’s outstanding shares.

3.  DISTRIBUTIONS TO SHAREHOLDERS AND DISTRIBUTABLE EARNINGS The Fund paid distributions totaling $4,940,086 for the six months ended June 30, 2013. The classification of these distributions for federal income tax purposes will be determined after the Fund’s fiscal year ending December 31, 2013.

NOTES TO FINANCIAL STATEMENTS	(Unaudited) continued
Financial Statements

The tax character of distributions paid for the year ended December 31, 2012 was:

			Year Ended December 31, 2012
Ordinary Income			$3,387,691

Return of Capital			6,451,785
			$9,839,476

The components of distributable earnings on a tax basis at period end were as follows:
	December 31, 2012	December 31, 2011	November 30, 2011
Capital loss carryovers	$(71,757,341)	$(69,886,052)	$(69,284,949)
Unrealized net appreciation on investments
and options written	11,432,033	2,883,617	1,410,756

	$(60,325,308)	$(67,002,435)	$(67,874,193)

Federal income tax regulations permit post-October net capital losses, if any, to be deferred and recognized on the tax return of the next succeeding taxable year.

Capital loss carryover is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryover actually available for the Fund to utilize under the IRC and related regulations based on the results of future transactions.

Under the IRC, capital losses incurred in taxable years beginning after December 22, 2010, are allowed to be carried forward indefinitely and retain the character of the original loss. The Fund has a net capital loss carryover as of December 31, 2012 of $71,757,341, of which $548,759 of short term and $1,923,633 of long term losses may be carried forward indefinitely, and $103,382, $16,849,903, $50,889,399, and $1,442,265 expires in 2013, 2015, 2016, and 2018, respectively.

4.  VALUE MEASUREMENTS GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 -  unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 -  observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 -  unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3.

NOTES TO FINANCIAL STATEMENTS	(Unaudited) continued
Financial Statements

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Preferred stock and other equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Corporate bonds and notes – The fair value of corporate bonds and notes are estimated using various techniques which may consider, among other things, recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Although most corporate bonds and notes may be categorized in level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they may be categorized in level 3.

Restricted and/or illiquid securities – Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as determined in good faith by the Investment Manager under the direction of or pursuant to procedures established by the Fund’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy.

Derivative instruments – Exchange traded derivatives, such as equity option contracts, may be valued based on quoted prices from the exchange and may be categorized in level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund’s assets. Refer to the Schedules of Portfolio Investments for detailed information on specific investments.

ASSETS	Level 1	Level 2	Level 3	Total
Investments, at value
Common stocks	$102,148,106	$-	$95,518	$102,243,624
Corporate bonds and notes	-	12,054,489	-	12,054,489
Master limited partnerships	3,214,060	-	-	3,214,060
Preferred stocks	-	-	0	0
Money market fund	59,792	-	-	59,792
Total investments, at value	$105,421,958	$12,054,489	$95,518	$117,571,965

There were no securities transferred from level 1 on December 31, 2012 to level 2 on June 30, 2013. Transfers from level 1 to level 2, or from level 2 to level 1 are valued utilizing values at the beginning of the period.

NOTES TO FINANCIAL STATEMENTS	(Unaudited) continued
Financial Statements

The following is a reconciliation of assets for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Preferred Stocks	Total
Balance at December 31, 2012	$204,152	$2,000	$206,152
Proceeds from sales	(66,021)	-	(66,021)
Realized loss	(620,124)	-	(620,124)
Transfers into (out of) level 3	-	-	-
Change in unrealized depreciation	577,511	(2,000)	577,511
Balance at June 30, 2013	$95,518	$0	$95,518
Net change in unrealized depreciation attributable to assets still held as level 3 at June 30, 2013	$2,518	$-	$2,518

Unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

The Investment Manager under the direction of the Fund’s Board of Trustees considers various valuation approaches for valuing securities categorized within level 3 of the fair value hierarchy. The factors used in determining the value of the Fund’s private investments may include, but are not limited to: the discounts applied to the selection of comparable investments due to the private nature of the investment; the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer or analysts; an analysis of the company’s or issuer’s financial statements; or an evaluation of the forces that influence the issuer and the market in which the security is purchased and sold. Significant changes in any of those inputs in isolation may result in a significantly lower or higher fair value measurement. The pricing of all fair value holdings is subsequently reported to the Fund’s Board of Trustees.

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized as level 3 as of June 30, 2013:

	Fair Value June 30, 2013	Valuation Technique	Unobservable Input	Range
COMMON STOCKS
Services - Miscellaneous	$95,518	Share of taxable income and	Discount rate for lack of	75% - 85%
Repair Services		comparable exchange offer	marketability
PREFERRED STOCKS
Financial	$0	Analysis of operating results	Discount rate for lack of	100%
		and net asset value	marketability

5.  INVESTMENT TRANSACTIONS  Purchases and proceeds from sales or maturities of investment securities, excluding short term investments, were $13,270,461 and $25,642,084, respectively, for the six months ended June 30, 2013. As of June 30, 2013, for federal income tax purposes, the aggregate cost of investment securities was $90,003,908 and net unrealized appreciation was $27,568,057, comprised of gross unrealized appreciation of $29,928,935 and gross unrealized depreciation of $2,360,878.

NOTES TO FINANCIAL STATEMENTS	(Unaudited) continued
Financial Statements

6.  ILLIQUID AND RESTRICTED SECURITIES  The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be illiquid and/or restricted. Such securities have been valued using fair value pricing.Due to the inherent uncertainty of valuation, these values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned as of June 30, 2013 were as follows:

SECURITY	Aquisition Date	Cost	Value
Aquilex Holdings LLC	12/23/09	$496,372	$95,518
Solar Cayman Ltd.	3/07/07	568,802	0
Total		$1,065,174	$95,518

Percent of net assets		1.01%	0.09%

7.  BORROWING AND SECURITIES LENDING  The Fund has entered into a Committed Facility Agreement (the “CFA”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) which allows the Fund to adjust its credit facility amount up to $45,000,000, and a Lending Agreement, as defined below. Borrowings under the CFA are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest is charged at the 1 month LIBOR (London Inter-bank Offered Rate) plus 0.95% on the amount borrowed and 0.50% on the undrawn balance. Because the Fund adjusts the facility amount each day to equal borrowing drawn that day, the annualized rate charge on undrawn facility amounts provided for by the CFA has not been incurred. The outstanding loan balance and the value of eligible collateral investments as of June 30, 2013 were $12,248,564 and $95,723,382, respectively, and the weighted average interest rate and average daily amount outstanding under the CFA for the six months ended June 30, 2013 were 1.15% and $20,679,629, respectively. The maximum outstanding during the six months ended June 30, 2013 was $25,295,862.

The Lending Agreement provides that BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the CFA. BNP may re-register the Lent Securities in its own name or in another name other than the Fund and may pledge, re-pledge, sell, lend, or otherwise transfer or use the Lent Securities with all attendant rights of ownership. The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. BNP must remit payment to the Fund equal to the amount of all dividends, interest, or other distributions earned or made by the Lent Securities.

Under the Lending Agreement, Lent Securities are marked to market daily and, if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the CFA (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund may recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP is obligated to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP normally remains liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund also has the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair value of such Lent Securities against the Current Borrowings. The Fund earns securities lending income consisting of payments received from BNP for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. As of June 30, 2013, the aggregate amount of Lent Securities was $11,439,130 and for the six months ended June 30, 2013, the Fund earned $1,488 in securities lending income.

NOTES TO FINANCIAL STATEMENTS	(Unaudited) continued
Financial Statements

8.  SHARE TRANSACTIONS  The Fund is authorized to issue an unlimited amount of $0.01 par value shares of beneficial interest. At June 30, 2013, there were 6,062,197 shares outstanding. Share transactions for the following periods were:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Shares issued in reinvestment of distributions	10,790	$165,244	42,808	$598,542

As of the start of trading on the New York Stock Exchange (“NYSE”) on December 10, 2012, the Fund implemented a 1-for-4 reverse stock split. The net effect of the reverse stock split was to decrease the number of the Fund’s outstanding common shares of beneficial interest and increase the net asset value per common share of beneficial interest by a proportionate amount. While the number of the Fund’s outstanding common shares of beneficial interest declined, neither the Fund’s holdings nor the total value of shareholders’ investments were affected. Immediately after the reverse stock split, each shareholder held the same percentage of the Fund’s outstanding common shares of beneficial interest that he or she held immediately prior to the reverse stock split, subject to adjustments for fractional shares resulting from the split. Capital share activity referenced on the Statement of Changes in Net Assets, and per share data, including the proportionate impact to market price, in the Financial Highlights table have been restated to reflect the reverse stock split.

9.  MARKET AND CREDIT RISKS  The Fund may invest in below investment grade fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”) and/or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”). Investments in these below investment grade securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities. The relative illiquidity of some of these securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities.

10.  CONTINGENCIES  The Fund indemnifies its officers and trustees from certain liabilities that might arise from their performance of their duties for the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as it involves future claims that may be made against the Fund under circumstances that have not occurred.

11.  SHARE REPURCHASE PROGRAM  In accordance with Section 23(c) of the Act, the Fund may from time to time repurchase its shares in the open market at the discretion of and upon such terms as determined by the Board of Directors. The Fund did not repurchase any of its shares during the six months ended June 30, 2013 and the year ended December 31, 2012.

FINANCIAL HIGHLIGHTS	June 30, 2013 (Unaudited)
Financial Statements

	Six Months Ended June 30, 2013	Year Ended Dec 31, 2012	One Month Ended Dec 31, 2011(1)	Year Ended November 30,
				2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$15.53	$15.48	$16.88	$17.36	$16.76	$14.68	$32.64
Income from investment operations: (2)
Net investment income	0.24	0.56	0.08	0.96	0.80	0.84	2.24
Net realized and unrealized gain (loss) on investments	2.47	1.12	0.20	(0.08)	1.44	2.88	(16.76)
Total income from investment operations	2.71	1.68	0.28	0.88	2.24	3.72	(14.52)
Less distributions:
Net investment income	(0.25)	(0.56)	(0.08)	(0.92)	(1.40)	(1.56)	(2.36)
Tax return of capital	(0.57)	(1.07)	(0.32)	(0.44)	(0.24)	(0.08)	(1.08)
Total distributions	(0.82)	(1.63)	(0.40)	(1.36)	(1.64)	(1.64)	(3.44)
Fund share transactions
Decrease in net asset value from rights offering	-	-	(1.28)	-	-	-	-
Net asset value, end of period (3)	$17.42	$15.53	$15.48	$16.88	$17.36	$16.76	$14.68
Market value, end of period (3)	$15.98	$13.53	$13.72	$13.84	$16.92	$14.60	$10.40
Total Return (4)
Based on net asset value	18.23%	12.67%	(5.52)%	5.61%	14.55%	29.42%	(47.75)%
Based on market price	24.49%	10.75%	2.13%	(11.15)%	28.17%	59.14%	(58.90)%
Ratios/Supplemental Data (5)
Net assets, end of period (000s omitted)	$105,591	$93,951	$93,123	$71,329	$73,322	$70,853	$62,022
Ratios to average net assets of:
Total expenses (6)	2.06%	2.57%	2.09%*	2.02%	2.63%	3.01%	3.62%
Net expenses (7)	2.06%	2.57%	2.09%*	2.00%	2.50%	2.89%	3.47%
Net expenses excluding interest expense
and fees on bank credit facility	1.83%	2.30%	1.78%*	1.73%	N/A	N/A	N/A
Total expenses excluding commercial paper
interest expense and fees (8)	N/A	N/A	N/A	N/A	2.20%	2.03%	1.91%
Net expenses excluding commercial paper
interest expense and fees (8)	N/A	N/A	N/A	N/A	2.07%	1.91%	1.76%
Commercial paper interest expense and fees (8)	N/A	N/A	N/A	N/A	0.43%	0.98%	1.71%
Net investment income	2.81%	3.56%	6.28%*	5.44%	4.73%	5.43%	8.62%
Portfolio turnover rate	11%	13%	0%	24%	51%	73%	54%
Leverage analysis (000s omitted):
Outstanding loan balance under the bank credit
facility, end of period	$12,249	$21,348	$17,815	$18,209	$20,000	N/A	N/A
Aggregate amount of commercial paper outstanding,
end of period (8)	N/A	N/A	N/A	N/A	N/A	$10,000	$10,000
Average daily balance of amortized cost of commercial
paper outstanding, end of period (8)	N/A	N/A	N/A	N/A	N/A	$9,960	$47,921
Asset coverage per $1,000, end of period	$9,621	$5,401	$6,227	$4,917	$4,666	$7,425	$15,880

(1)	The Fund changed its fiscal year from November 30 to December 31, effective December 31, 2011.
(2)	The per share amounts were calculated using the average number of shares outstanding during the period.
(3)
The Fund implemented a 1-for-4 reverse stock split with an ex-dividend date of December 10, 2012. Prior period net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

		Year Ended November 30,
	One Month Ended Dec 31, 2011	2011	2010	2009	2008
Net asset value	$3.87	$4.22	$4.34	$4.19	$3.67
Market value	$3.43	$3.46	$4.23	$3.65	$2.60

(4)
Total return on a market value basis is calculated assuming a purchase of shares on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fundʼs Dividend Reinvestment Plan. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods.
Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return calculated for a period of less than one year is not annualized. The calculation does not reflect brokerage commissions, if any.

(5)	Expenses and income ratios do not include expenses incurred by the Acquired Funds in which the Fund invests.
(6)	“Total expenses” are the expenses of the Fund as presented in the Statement of Operations before fee waivers and expense reductions.
(7)
“Net expenses” are the expenses of the Fund presented in the Statement of Operations after fee waivers and expense reductions. Fees waived by the Investment Manager reduced the ratio of net expenses by 0.02%, 0.13%, 0.12%, and 0.14% for the years ended November 30, 2011, 2010, 2009, and 2008, respectively.

(8)	Effective April 26, 2010, the Fund replaced its commercial paper program with a bank line of credit facility.
*	Annualized. N/A means not applicable.

See notes to financial statements.

The additional information below and on the following page is supplemental and not part of the financial statements of the Fund.
BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT	(Unaudited)
Additional Information

Consideration of Continuance of Investment Management Agreement

The renewal of the investment management agreement (the “Agreement”) between Dividend and Income Fund (“Fund”) and the investment manager, Bexil Advisers LLC (the “Investment Manager”), was unanimously approved by the Fund’s Board of Trustees (“Board”), including all of the Fund’s trustees who are not “interested persons” of the Fund (“Independent Trustees”) as defined under the Investment Company Act of 1940, as amended, at an “in person” meeting held on March 12, 2013 (“Meeting”). In considering the annual approval of the Agreement, the Board considered all relevant factors, including, among other things, information that had been provided at other meetings, as well as information furnished to the Board for the Meeting. Such information included, among other things: information comparing the management fees of the Fund with a peer group of broadly comparable funds as determined by an independent data service; information regarding the Fund’s investment performance in comparison to a relevant peer group of funds and benchmark index as determined by an independent data service; the economic outlook and the general investment outlook in relevant investment markets; the Investment Manager’s results and financial condition and the overall organization of the Investment Manager; the allocation of brokerage and the benefits received by the Investment Manager as a result of brokerage allocation; the Investment Manager’s trading practices, including soft dollars; the Investment Manager’s management of relationships with custodians, transfer agents, pricing agents, brokers, and other service providers; the resources devoted to the Investment Manager’s compliance efforts undertaken on behalf of the Fund and the record of compliance with the compliance programs of the Fund, the Investment Manager, and its affiliates; the quality, nature, cost, and character of the administrative and other non-investment management services provided by the Investment Manager and its affiliates; the terms of the Investment Management Agreement; the Investment Manager’s gifts and entertainment log; and the reasonableness and appropriateness of the fee paid by the Fund for the services provided. The Board concluded that the Investment Manager was using soft dollars for the benefit of the Fund and its shareholders. The Board further concluded that the Investment Manager is using the Fund’s assets for the benefit of the Fund and its shareholders and was acting in the best interests of the Fund.

The Board also considered the nature, extent, and quality of the management services provided by the Investment Manager. In so doing, the Board considered the Investment Manager’s management capabilities with respect to the types of investments held by the Fund it manages, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the Investment Management Agreement. The Board also took into account the time and attention to be devoted by management to the Fund. The Board evaluated the level of skill required to manage the Fund and concluded that the resources available at the Investment Manager are appropriate to fulfill effectively its duties on behalf of the Fund.

The Board received information concerning the investment philosophy and investment process applied by the Investment Manager in managing the Fund. In this regard, the Board considered the changes to the investment policy committee (“IPC”) of the Investment Manager following the death of Bassett S. Winmill, the Chief Investment Strategist of the IPC, and the appointment of Mark C. Winmill as his replacement in May 2012. The Board noted that the IPC had not changed its investment philosophy or investment process applied in managing the Fund. Further, the Board considered the Investment Manager’s in-house research capabilities as well as other resources available to the Investment Manager’s personnel, including research services that may be available to the Investment Manager as a result of securities transactions affected for the Fund. The Board concluded that the Investment Manager’s investment process, research capabilities, and philosophy were well suited to the Fund, given the Fund’s investment objective and policies.

In its review of comparative information with respect to the Fund’s investment performance, the Board received information from an independent data service comparing the Fund’s investment performance to that of a peer group of investment companies pursuing broadly similar strategies and a benchmark index selected by the independent data service. After reviewing performance information with respect to the Fund, the Board noted that the Fund’s total return performance lagged the average and median total return performance of its peer group and benchmark index for the one-, three-, five-, and ten-year periods. The Board noted that the Investment Manager became the Fund’s investment manager in February 2011 and that the Fund’s performance prior to that time was attributable to its former investment manager. A discussion ensued during which the Investment Manager discussed the factors contributing to the Fund’s short-term underperformance and the steps that it had taken, or intended to take, to seek to improve the Fund’s long-term performance. The Board noted that it would continue to monitor these efforts and the performance of the Fund.

With respect to its review of the fee payable under the Agreement, the Board considered information from an independent data service comparing the Fund’s management fee and expense ratio to those of a peer group of broadly comparable funds. The Board observed that the Fund’s management fee was higher than the median in its peer group and its overall expense ratio (excluding extraordinary expenses) was higher than the median in its peer group. Although the Board observed that the Fund’s expense ratio, excluding extraordinary expenses, was in the higher range as compared to the Fund’s peer group, the Board noted that the Fund had incurred additional expenses in 2012 in connection with its reorganization into a Delaware statutory trust and in seeking shareholder approval of the Agreement following the death of Bassett S. Winmill. The Board concluded that the Fund’s fees were competitive with comparable funds in light of the quality of services received and the level of assets managed. Further, the Board considered that the Fund is a closed end fund that does not continuously offer shares and that, without daily inflows and outflows of capital, there are limited opportunities for significant economies of scale to be realized by the Investment Manager in managing the Fund’s assets.

The information provided assisted the Board in concluding that the fee paid by the Fund is within the range of those paid by comparable funds within the fund industry. Further, the Board concluded that the Investment Manager’s fee bears a reasonable relationship to the services rendered and has been the product of arm’s length bargaining.

BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT	(Unaudited)
Additional Information

In addition to the factors mentioned above, the Board considered the fiduciary duty assumed by the Investment Manager in connection with the services rendered to the Fund and the business reputation of the Investment Manager and its financial resources. The Board also considered information regarding the character and amount of other incidental benefits received by the Investment Manager and its affiliates from its association with the Fund. The Board concluded that potential “fall-out” benefits that the Investment Manager and its affiliates may receive, such as greater name recognition, affiliated brokerage commissions, or increased ability to obtain research services, appears to be reasonable and may, in some cases, benefit the Fund.

The Board also considered the profitability of the Investment Manager from its association with the Fund. In this regard, the Board recognized that the Investment Manager should, as a general matter, be entitled to earn a reasonable level of profits for the services it provides to the Fund it manages. The Board concluded that in light of the nature, quality, and extent of services rendered, the profits realized by the Investment Manager are not unreasonable.

The Board considered all relevant factors and did not consider any single factor as controlling in determining whether or not to renew the Investment Management Agreement. In assessing the information provided by the Investment Manager and its affiliates, the Board also noted that it was taking into consideration the benefits to shareholders of investing in a Fund that is part of a fund complex which provides a variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board, including all of the Independent Trustees, concluded that the approval of the Investment Management Agreement, including the fee structure, is in the best interests of the Fund.

POLICIES AND UPDATES	(Unaudited)
Additional Information

Investment Objectives and Policies

The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The investment objectives of the Fund are fundamental policies that may not be changed without a vote of a majority of the Fund’s outstanding voting securities. The Fund is also subject to certain investment restrictions, set forth in its Statement of Additional Information, that are fundamental and cannot be changed without such vote. A majority of the outstanding voting securities of the Fund is defined under the Act as the lesser of: (i) 67% or more of the Fund’s shares present at a meeting if more than 50% of the outstanding shares of the Fund are present and represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. All other investment strategies, policies, and restrictions described are not fundamental and may be changed by the Board of Trustees without shareholder approval except as required by law. The daily portfolio management of the Fund is provided by the Investment Policy Committee of the Investment Manager (the “Committee”). The Committee is currently comprised of: Thomas B. Winmill, Chairman; John F. Ramírez, Director of Fixed Income; Heidi Keating, Vice President-Trading; and, Mark C. Winmill, Chief Investment Strategist.

Proxy Voting

The Fund’s Proxy Voting Guidelines, as well as its voting record for the most recent 12 months ended June 30, are available without charge by calling the Fund collect at 1-212-785-0900, on the SEC’s website at www.sec.gov, and on the Fund’s website at www.DividendandIncomeFund.com.

Quarterly Schedule of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the Forms N-Q available on its web-site at www.DividendandIncomeFund.com.

Limitations on Ownership

The Fund has substantial capital loss carryovers that could translate into significant future tax savings for the Fund and its shareholders. The Fund’s governing documents contain provisions designed to prevent an ownership change from taking place, which could limit the Fund’s ability to use capital loss carryovers, by limiting the ability of persons to beneficially own more than 4.99% of the Fund’s outstanding shares without the Board of Trustees’ prior approval. These provisions may have an anti-takeover effect on the Fund as do certain other provisions the Fund currently takes advantage of under Delaware law.

Changes to Anti-Takeover Provisions in the Governing Documents In June 2013, the Board of Trustees adopted several amendments to the Fund’s governing documents that would delay or prevent a change of control of the Fund that have not been approved by shareholders. Specifically, the Fund’s Amended and Restated Agreement and Declaration of Trust as of June 21, 2013 (the “Trust Instrument”) currently provides: (A) that a shareholder does not have the right to bring or maintain any action, proceeding, claim, or suit (“Action”) on behalf of the Fund (a)(i) unless such shareholder is a shareholder at the time such Action is commenced and such shareholder continues to be a shareholder throughout the duration of such Action and (a)(ii)(1) unless at the time of the transaction or event underlying such Action, such shareholder was a shareholder or (2) unless such shareholder’s status as a shareholder devolved upon the shareholder by operation of law or pursuant to the terms of the Trust Instrument from a person who was a shareholder at the time of the transaction or event underlying such Action and (b)(i) without first making demand on the Trustees requesting the Trustees to bring or maintain such Action and such demand has the support of shareholders owning a majority of the outstanding shares of the Fund and (b)(ii) unless such demand meets certain procedural requirements as set forth in the Trust Instrument. Such demand shall not be excused under any circumstances unless such shareholder makes a specific showing that irreparable non-monetary injury to the Fund would otherwise result. The Independent Trustees may decide to bring, maintain, or settle such Action or to not bring, maintain, or settle such Action, or may submit the matter to a vote of shareholders, as appropriate. Any decision by the Independent Trustees to bring, maintain, or settle such Action, or to submit the matter to a vote of shareholders, shall be binding upon all shareholders who will be prohibited from maintaining separate competing Action relating to the same subject matter. Any decision by the Independent Trustees not to bring or maintain an Action on behalf of the Fund shall be subject to the right of the shareholders to vote on whether or not such Action should or should not be brought or maintained as a matter presented for shareholder consideration pursuant to the provisions of the Bylaws regarding shareholder requested special meetings; and the vote of shareholders required to override the Independent Trustees’ decision and to permit the shareholder(s) to proceed with the proposed Action shall be 75% of the outstanding shares of the Fund; (B) that any Action, disputes, or controversies brought by or on behalf of a shareholder, either on his, her or its own behalf or, on behalf of the Fund against any Trustee, or officer, investment manager, agent, or employee of the Fund, or their affiliates (collectively the “Trust Parties”) or against the Fund, including any Action, disputes, or controversies relating to the meaning, interpretation, effect, validity, performance or enforcement of the Trust Instrument or the Bylaws (all of which are referred to as “Disputes”) or relating in any way to such a Dispute or Disputes, shall on the demand of any of the Trust Parties or the Fund be resolved through binding and final arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect, except as modified in the Trust Instrument. The Trust Instrument sets forth certain procedural requirements for the arbitration, including (i) that the place of arbitration shall be New York, New York unless otherwise agreed by the parties; (ii) in rendering an award or decision, the arbitrators shall be required to follow the laws of the State of Delaware; and (iii) except as otherwise set forth in the Trust Instrument or as otherwise agreed between the parties, each party involved in a Dispute shall bear its own costs and expenses (including attorneys’ fees), and the arbitrators shall not render an award that would include shifting of any such costs or expenses (including attorneys’ fees) or, in a derivative case, award any portion of the Fund’s award to the claimant or the claimant’s attorneys; and (C) that each shareholder will be liable to the Fund for, and indemnify and hold harmless the Fund (and any subsidiaries or affiliates thereof) from and against, all costs, expenses, penalties, fines or other amounts, including without limitation, reasonable attorneys’ and other professional fees, whether third party or internal, arising from such shareholder’s breach of or failure to fully comply with any covenant, condition or provision of the Trust Instrument or Bylaws as determined in the sole discretion of the Trustees or any action against the Fund brought or caused by a shareholder in which such shareholder is not the prevailing party, as determined by a court, arbitrator, or other person determining the outcome of such action, shall pay such amounts on demand, together with interest on such amounts, which interest will accrue at the lesser of the Fund’s highest marginal borrowing rate, per annum compounded, and the maximum amount permitted by law, from the date such costs or the like are incurred until the receipt of payment. The provisions of the Governing Documents described above could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder. The foregoing summary is subject to the Governing Documents of the Fund, which are on file with the SEC and available on the Fund’s website http://www.DividendandIncomeFund.com.

DIVIDENDS	(Unaudited)
Additional Information

Managed Distributions

The Board’s current policy is to provide investors with a stable quarterly distribution out of current income, supplemented by realized capital gains, and to the extent necessary, paid in capital. The Fund is subject to U.S. corporate, tax, and securities laws. Under U.S. tax accounting rules, the amount of distributable net income is determined on an annual basis and is dependent during the fiscal year on the aggregate gains and losses realized by the Fund and, to a lesser extent, other factors. Therefore, the exact amount of distributable income can only be determined as of the end of the Fund’s fiscal year. Under the Act, however, the Fund is required to indicate the source of each distribution to shareholders. The Fund estimates that distributions for the period commencing January 1, 2013, including the distributions paid quarterly, will be comprised primarily from paid in capital and the balance from net investment income. This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and other factors. In January, the Fund normally sends shareholders a Form 1099-DIV for the prior calendar year stating the amount and composition of distributions and providing information about their appropriate tax treatment.

2013 Quarterly Distribution Dates
Declaration	Record	Payment
March 1	March 15	March 28
June 3	June 17	June 28
September 3	September 17	September 30
December 2	December 16	December 30

HISTORICAL DISTRIBUTION SUMMARY*
PERIOD	Investment Income	Return of Capital	Capital Gains	Total
6 Months ended June 30, 2013 *	$0.32	$0.50	$-	$0.82
2012	$0.56	$1.07	$-	$1.63
2011	$1.00	$0.76	$-	$1.76
2010	$1.40	$0.24	$-	$1.64
2009	$1.56	$0.08	$-	$1.64
2008	$2.36	$1.08	$-	$3.44
2007	$3.36	$0.20	$-	$3.56
2006	$3.72	$-	$-	$3.72
2005	$2.12	$1.88	$-	$4.00
2004	$2.16	$1.84	$-	$4.00
2003	$2.44	$1.56	$-	$4.00
2002	$2.64	$1.84	$-	$4.48
2001	$2.60	$2.36	$-	$4.96
2000	$3.20	$1.76	$-	$4.96
1999	$3.44	$1.40	$0.12	$4.96
From June 29, 1998 to November 30, 1998	$1.64	$-	$-	$1.64

* The Fund implemented a 1-for-4 reverse stock split with an ex-date of December 10, 2012.

   Prior period distribution amounts have been restated to reflect the impact of the reverse stock split.

DIVIDENDS	(Unaudited)
Additional Information

Terms and Conditions of the 2012 Amended Dividend Reinvestment Plan 1. Each shareholder (the “Shareholder”) holding shares (the “Shares”) of Dividend and Income Fund (the “Fund”) will automatically be a participant in the Dividend Reinvestment Plan (the “Plan”), unless the Shareholder specifically elects to receive all dividends and capital gains in cash paid by check mailed directly to the Shareholder by Amer-ican Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brook-lyn, New York 11219, 1-800-278-4353, as agent under the Plan (the “Agent”). The Agent will open an account for each Shareholder under the Plan in the same name in which such Shareholder’s Shares are registered.

2. Whenever the Fund declares a capital gain distribution or an income dividend payable in Shares or cash, participating Shareholders will take the distribution or dividend entirely in Shares and the Agent will automatically receive the Shares, including fractions, for the Shareholder’s account in accordance with the following:

Whenever the Market Price (as defined in Section 3 below) per Share is equal to or exceeds the net asset value per Share at the time Shares are valued for the purpose of determining the number of Shares equivalent to the cash dividend or capital gain distribution (the “Valuation Date”), participants will be issued additional Shares equal to the amount of such dividend divided by the lower of the Fund’s net asset value per Share or the Fund’s Market Price per Share. Whenever the Market Price per Share is less than such net asset value on the Valuation Date, participants will be issued additional Shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the business day before the dividend or distribution payment date. If the Fund should declare a dividend or capital gain distribution payable only in cash, the Agent will, as purchasing agent for the participating Shareholders, buy Shares in the open market or elsewhere, for such Shareholders’ accounts after the payment date, except that the Agent will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining Shares if, following the commencement of the purchases, the Market Price of the Shares exceeds the net asset value. These remaining Shares will be issued by the Fund at a price equal to the lower of the Fund’s net asset value per Share or the Market Price.

In a case where the Agent has terminated open market purchases and caused the issuance of remaining Shares by the Fund, the number of Shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for Shares purchased in the open market and the price at which the Fund issues remaining Shares. To the extent that the Agent is unable to terminate purchases in the open market before the Agent has completed its purchases, or remaining Shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the Market Price exceeds the net asset value of the Shares, the average Share purchase price paid by the Agent may exceed the net asset value of the Shares, resulting in the acquisition of fewer Shares than if the dividend or capital gain distribution had been paid in Shares issued by the Fund.

The Agent will apply all cash received as a dividend or capital gain distribution to purchase shares on the open market as soon as practicable after the payment date of the dividend or capital gain distribution, but in no event later than 45 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

3. For all purposes of the Plan: (a) the Market Price of the Shares on a particular date shall be the average of the volume weighted average sale prices or, if no sale occurred then the mean between the closing bid and asked quotations, for the Shares quoted on the NYSE on each of the five business days the Shares traded ex-dividend on the NYSE immediately prior to such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

4. The open market purchases provided for herein may be made on any securities exchange on which the Shares are traded, in the over-the-counter market, or in negotiated transactions, and may be on such terms as to price, delivery, and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Shareholder’s account.

5. The Agent will hold Shares acquired pursuant to the Plan in non-certificated form in the Agent’s name or that of its nominee. At no additional cost, a Shareholder participating in the Plan may send to the Agent for deposit into its Plan account those certificate shares of the Fund in its possession. These Shares will be combined with those unissued full and fractional Shares acquired under the Plan and held by the Agent. Shortly thereafter, such Shareholder will receive a statement showing its combined holdings. The Agent will forward to the Shareholder any proxy solicitation material and will vote any Shares so held for the Shareholder only in accordance with the proxy returned by the Shareholder to the Fund.

6. The Agent will confirm to the Shareholder each acquisition for the Shareholder’s account as soon as practicable but not later than 60 days after the date thereof. Although the Shareholder may from time to time have an individual fractional interest (computed to three decimal places) in a Share, no certificates for fractional Shares will be issued. However, dividends and distributions on fractional Shares will be credited to Shareholders’ accounts. In the event of a termination of a Shareholder’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the opening market value of the Shares at the time of termination.

7. Any stock dividends or split Shares distributed by the Fund on Shares held by the Agent for the Shareholder will be credited to the Shareholder’s account. In the event that the Fund makes available to the Shareholder the right to purchase additional Shares or other securities, the Shares held for a Shareholder under the Plan will be added to other Shares held by the Shareholder in calculating the number of rights to be issued to such Shareholder. Transaction processing may either be curtailed or suspended until the completion of any stock dividend, stock split, or corporate action.

DIVIDENDS	(Unaudited)
Additional Information

8. The Agent’s service fee for handling capital gain distributions or income dividends will be paid by the Fund. The Shareholder will be charged a pro rata share of brokerage commissions on all open market purchases.

9. The Shareholder may terminate the account under the Plan by notifying the Agent. A termination will be effective immediately if notice is received by the Agent three days prior to any dividend or distribution payment date. If the request is received less than three days prior to the payment date, then that dividend will be invested, and all subsequent dividends will be paid in cash.

10. These terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Shareholder appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by the Shareholder unless, prior to the effective date thereof, the Agent receives written notice of the termination of such Shareholder’s account under the Plan. Any such amendment may include an appointment by the Fund of a successor agent in its place and stead under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent all dividends and distributions payable on Shares held in the Shareholder’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

11. In the case of Shareholders, such as banks, brokers, or nominees, which hold Shares for others who are the beneficial owners, the Agent will administer the Plan on the basis of the number of Shares certified from time to time by the Shareholders as representing the total amount registered in the Shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

12. The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless the errors are caused by its negligence, bad faith, or willful misconduct or that of its employees.

13. Neither the Fund nor the Agent will be liable for any act performed in good faith or for any good faith omission to act, including without limitation, any claim of liability arising out of (i) failure to terminate a Shareholder’s account, sell shares, or purchase shares, (ii) the prices which shares are purchased or sold for the Shareholder’s account, and (iii) the time such purchases or sales are made, including price fluctuation in market value after such purchases or sales.

GENERAL INFORMATION	(Unaudited)
Additional Information

RESULTS OF THE ANNUAL MEETING

An Annual Meeting of Shareholders of the Fund was held on April 26, 2013 at 11 Hanover Square, New York, New York, the Fund’s principal executive offices, for the following purpose:

To re-elect Peter K. Werner and Thomas B. Winmill to the Board of Trustees of the Fund as Class II Trustees with each to serve until 2016 or until his successor is elected and qualifies.

Peter K. Werner
Votes For	Votes Withheld
5,328,848	129,531
Thomas B. Winmill
Votes For	Votes Withheld
5,325,971	132,408

STOCK DATA AT JUNE 30, 2013
NYSE Market Price per Share	$15.98
Net Asset Value per Share	$17.42
Market Price Discount to Net Asset Value	8.27%
NYSE Ticker Symbol	DNI
Net Asset Value Ticker Symbol	XDNIX
CUSIP Number	25538A204

FUND INFORMATION

Investment Manager
Bexil Advisers LLC
11 Hanover Square
New York, NY 10005
www.DividendandIncomeFund.com
1-212-785-0900

Stock Transfer Agent and Registrar
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
www.amstock.com
1-800-278-4353

DIVIDENDANDINCOMEFUND.COM

Visit us on the web at www.DividendandIncomeFund.com. The site provides information about the Fund, including market performance, net asset value, distributions, press releases, and shareholder reports. For further information, please email us at info@DividendandIncomeFund.com.

Cautionary Note Regarding Forward Looking Statements - This report contains “forward looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will,” and similar expressions identify forward looking statements, which generally are not historical in nature. Forward looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its current expectations or projections indicated in any forward looking statements. These risks include, but are not limited to, equity securities risk, corporate bonds risk, credit risk, interest rate risk, leverage and borrowing risk, additional risks of certain securities in which the Fund invests, market discount from net asset value, distribution policy risk, management risk, and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Fund Information - This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state, or an exemption therefrom.

Section 23 Notice - Pursuant to Section 23 of the Investment Company Act of 1940, as amended, notice is hereby given that the Fund may in the future purchase its own shares in the open market. These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

DIVIDEND AND INCOME FUND

NYSE Ticker: **DNI**

DNI - SAR - 6/13 Printed on recycled paper

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchase.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit EX-32.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dividend and Income Fund

September 9, 2013	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Dividend and Income Fund

September 9, 2013	By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dividend and Income Fund

September 9, 2013	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Dividend and Income Fund

September 9, 2013	By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer